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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                        January 16, 2001
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                              (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-11661                  13-3447441
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(State of Incorporation)            (Commission             (I.R.S. Employer
                                    File Number)            Identification No.)

       3 World Financial Center
          New York, New York                                      10285
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events

                  On January 16, 2001, Lehman ABS Corporation ("LABS") transferred $46,851,000 aggregate principal amount of JPM Capital Trust I 7.54% Cumulative Capital Securities due January 15, 2027, comprising a portion of a fixed rate, publicly issued, unsecured debt security issue (the "Underlying Securities") of J.P. Morgan Co. Incorporated (the "Underlying Securities Issuer") to the Corporate Backed Certificates, Series 2001-JPM-1 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Series 2001-JPM-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of January 16, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated January 4, 2001 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Agreement.

ITEM 7.  Financial Statements and Exhibits

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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       4.1                     Series Supplement, dated as of January 16,
                               2001, between Lehman ABS Corporation, as
                               Depositor, and U.S. Bank Trust National
                               Association, as Trustee, together with the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS
                               Corporation, as Depositor, and U.S. Bank Trust
                               National Association, as Trustee

       25.1 Statement of Eligibility of Trustee, dated as of January 5, 2001





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

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LEHMAN ABS CORPORATION


                                                     /S/  Rene Canezin
                                                     ----------------------
                                                     Name: Rene Canezin
                                                     Title: Vice-President

January 16, 2001




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                                INDEX TO EXHIBITS

    Exhibit No.                                      Description
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        4.1           Series Supplement, dated as of January 16, 2001, between
                      Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee, together with the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

        25.1          Statement of Eligibility of Trustee, dated as of January
                      5, 2001.







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